UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2014

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Cherokee Inc. (the “Cherokee”) filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2014 (the “Initial Form 8-K”). The Initial Form 8-K reported under Item 2.01 that on January 10, 2014, Cherokee and its newly formed, wholly owned subsidiary, Hawk 900 Brands LLC (the “Buyer” and together with Cherokee, the “Buyer Parties”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Quicksilver, Inc. (“QS”) and Hawk Designs, Inc., a subsidiary of QS (the “Seller” and together with QS, the “Seller Parties”).  Pursuant to the Asset Purchase Agreement, the Buyer Parties acquired various assets related to the “Hawk” and “Tony Hawk” signature apparel brands and related trademarks, including rights to license such brands and related trademarks to third parties for use in manufacturing and distributing apparel, hats, accessories and other goods (the “Assets” and such transaction, the “Acquisition”). The Acquisition closed on January 10, 2014.

Prior to the consummation of the Acquisition, Cherokee obtained relief from certain of the financial statement reporting requirements that would otherwise have applied to the Acquisition.  Specifically, the staff of the SEC confirmed in writing that they would not object if Cherokee filed audited statements of assets acquired and liabilities assumed with respect to the business of Seller in lieu of audited balance sheets and statements of operations of Seller.  The staff of the SEC further confirmed that Cherokee would not be required to comply with Article 11 of Regulation S-X for a pro forma statement of operations if that presentation would require forward-looking information in order to meaningfully present the effects of the acquisition.  Because Cherokee determined that forward-looking information would be necessary to meaningfully present the effects of the Acquisition, Cherokee has not provided pro forma financial statements in full compliance with Article 11 of Regulation S-X and has instead elected to provide only an unaudited pro forma condensed combined balance sheet as of November 2, 2013.

The description of the Asset Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement which was filed as Exhibit 2.1 to the Initial Form 8-K.

This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the Initial Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited statements of net assets as of October 31, 2013 and 2012, and the statements of revenues and direct expenses for the fiscal years then ended, are attached hereto as 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

An unaudited pro forma condensed combined balance sheet as of November 2, 2013, and the notes thereto, reflecting the Acquisition, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

The unaudited pro forma condensed combined balance sheet is not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been effected on the assumed date. Future results may vary significantly from the results reflected in the unaudited pro forma balance sheet.

(d)                                 Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte Touche LLP

99.2	The audited statements of net assets as of October 31, 2013 and 2012, and the statements of revenues and direct expenses for the fiscal years then ended.

99.3	Unaudited pro forma condensed combined balance sheet as of November 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

April 8, 2014	By:	/s/ Jason Boling
Jason Boling
Chief Financial Officer